Exhibit 99.2

Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and for the year ended December 31, 2019 combine the financial statements of Medicine Man Technologies, Inc. (“Medicine Man”), SB Arapahoe LLC (“Arapahoe”) and KEW LLC (“KEW”) giving effect to the transaction described in the Agreements, as if they had occurred on January 1, 2019 in respect of the unaudited pro forma condensed combined statements of operations and on September 30, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

•	Medicine Man’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2019, as contained in the Form 10-K filed on March 31, 2020 with the United States Securities and Exchange Commission (the “SEC”).

•	Medicine Man’s unaudited condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2020, as contained in its Quarterly Report on Form 10-Q filed on November 13, 2020 with the SEC.

•	Arapahoe and KEW’s audited financial statements as of and for the year ended December 31, 2019, contained elsewhere herein.

•	Arapahoe and KEW’s unaudited condensed financial statements as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, contained elsewhere herein.

•	the other information contained in or incorporated by reference into this filing.

The final purchase consideration and the allocation of the purchase consideration may materially differ from that reflected in the unaudited pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.

The unaudited pro forma adjustments give effect to events that are directly attributable to the transaction and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited condensed combined statements of operations, the unaudited pro forma adjustments are expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of Medicine Man, Arapahoe, and KEW and the related notes included elsewhere in this Form 8-K. The unaudited pro forma condensed combined financial information is based on Medicine Man’s accounting policies. Further review may identify additional differences between the accounting policies of Medicine Man, Arapahoe, and KEW. The unaudited pro forma adjustments and the pro forma condensed combined financial information do not reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or of Medicine Man’s future financial position or operating results.

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Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

September 30, 2020

	Medicine Man	Arapahoe	KEW	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current assets:
Cash and cash equivalents	$2,981,688	$1,104,703	$470,571	$(1,575,274)	(A)	$2,982,888
				1,200	(C)
Accounts receivable, net of allowance for doubtful accounts	812,212	224,470	–	(224,470)	(A)	812,212
Accounts receivable – related party	91,990	–	–	–		91,990
Inventory	2,151,612	409,442	186,920	–		2,747,974
Notes receivable – related party	283,849	–	–	–		283,849
Prepaid expenses and other current assets	254,602	2,055	6,000	(8,055)	(A)	254,602

Total current assets	6,575,953	1,740,670	663,491	(1,806,599)		7,173,515

Non-current assets:
Fixed assets, net	2,719,154	190,061	63,271	(232,434)	(C)	2,740,052
Goodwill	17,445,843	–	–	46,832,106	(C)	64,277,949
Intangible assets, Net	70,329	–	–	–		70,329
Investment	527,575	–	–	–		527,575
Accounts receivable – litigation	3,063,968	–	–	–		3,063,968
Deferred tax assets, net	268,423	–	–	–		268,423
Notes receivable – noncurrent, net	247,272	–	–	–		247,272
Operating lease right of use assets	1,650,117	–	–	–		1,650,117
Other assets	127,999	–	–	–		127,999

Total non-current assets	26,120,680	190,061	63,271	46,599,672		72,973,684

Total assets	$32,696,633	$1,930,731	$726,762	$44,793,073		$80,147,199

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$2,957,390	$37,148	$–	$(37,148)	(A)	$2,957,390
Accounts payable – related party	127,694	–	–	–		127,694
Accrued expenses	1,426,315	477,903	187,226	(665,129)	(A)	1,426,315
Seller note payable	–	–	–	16,729,931	(B)	16,729,931
Note payable	–	–	–	6,225,387		6,225,387
Deferred rent	–	6,750	32,954	(39,704)	(A)	–
Derivative liabilities	782,896	–	–	–		782,896
Loyalty points liability	–	255,000	145,000	–		400,000

Total current liabilities	5,294,295	776,801	365,180	22,213,337		28,649,613

Noncurrent liabilities:
Lease liabilities	1,684,005	–	–	–		1,684,005

Total noncurrent liabilities	1,684,005	–	–	–		1,684,005

Total liabilities	6,978,300	776,801	365,180	22,213,337		30,333,618

Stockholders’ equity
Common stock $0.001 par value, 250,000,000 authorized, 42,194,878 shares issued and 41,762,146 shares outstanding at September 30, 2020, and 39,952,628 shares issued and outstanding at December 31, 2019.	42,195	–	–	–		42,195
Preferred Stock				21,657,820	(B)	21,657,820
Additional paid-in capital	60,714,343	–	–	2,437,428	(B)	63,151,771
Accumulated equity (deficit)	(33,705,705)	1,153,930	361,582	(1,515,512)	(A)	(33,705,705)
Common stock held in treasury, at cost, 432,732 shares held at September 30, 2020 and 257,732 shares held at December 31, 2019	(1,332,500)	–	–	–		(1,332,500)

Total stockholders' equity	25,718,333	1,153,930	361,582	22,579,736		49,813,581

Total liabilities and stockholders’ equity	$32,696,633	$1,930,731	$726,762	$44,793,073		$80,147,199

See notes to the unaudited pro forma condensed combined financial information

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Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2020

	Medicine Man	Arapahoe	KEW	Pro Forma Adjustments		Pro Forma Combined

Operating revenues:
Product sales, net	$14,292,374	$13,595,937	$6,006,436	$–		$33,894,747
Product sales – related party, net	484,930	–		–		484,930
Consulting and licensing services	1,267,587	–	–	–		1,267,587
Other operating revenues	12,946	–	–	–		12,946

Total revenue	16,057,837	13,595,937	6,006,436	–		35,660,210

Cost of goods and services:
Cost of goods and services	9,904,131	6,238,891	2,656,895	–		18,799,917

Gross profit	6,153,706	7,357,046	3,349,541	–		16,860,293

Operating expenses:
Selling, general and administrative expenses	3,054,091	1,348,492	684,721	–	(G)	5,087,304
Professional services	5,390,186	–	–	–		5,390,186
Salaries, benefits and related expenses	5,973,482	769,068	335,419	–		7,077,969
Stock based compensation	5,815,808	–	–	–		5,815,808
Depreciation	–	4,999	9,385	–		14,384

Total operating expenses	20,233,567	2,122,559	1,029,525	–		23,385,651

Income from operations (loss)	(14,079,861)	5,234,487	2,320,016	–		(6,525,358)

Other income (expense):
Gain on forfeiture of contingent consideration	1,462,636	–	–	–		1,462,636
Interest income (expense), net	46,726	–	–	(1,505,694)	(E)	(1,458,968)
Interest expense	–	–	–	(700,356)	(H)	(700,356)
Amortization of debt discount - warrant	–	–	–	(365,613)	(F)	(365,613)
Other income (expense)	32,621	–	–	–		32,621
Unrealized gain (loss) on derivative liabilities	1,527,850	–	–	–		1,527,850
Unrealized gain (loss) on investments	120,800	–	–	–		120,800

Total other income	3,190,633	–	–	(2,571,663)		618,970

Income (loss) before income tax expense	(10,889,228)	5,234,487	2,320,016	(2,571,663)		(5,906,388)

Income tax benefit (expense)	–	–	–	(2,610,000)	(D)	(2,610,000)

Net income (loss)	$(10,889,228)	$5,234,487	$2,320,016	$(5,181,663)		$(8,516,388)

Earnings (loss) per share attributable to common shareholders:
Weighted average number of shares outstanding - basic and diluted	41,242,041	–	–	2,091,241		43,333,282

Basic and diluted earnings (loss) per share	$(0.26)	–	–	$–	(I)	$(0.24)

See notes to the unaudited pro forma condensed combined financial information

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Medicine Man Technologies, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2019

	Medicine Man	Arapahoe	KEW	Pro Forma Adjustments		Pro Forma Combined

Operating revenues
Product sales, net	$6,468,230	$12,471,113	$6,397,137	$–		$25,336,480
Product sales – related party, net	1,351,578	–	–	–		1,351,578
Litigation revenue	1,782,457	–	–	–		1,782,457
Licensing, consulting and Cultivation Max fees	2,767,649	–	–	–		2,767,649
Other operating revenues	31,041	–	–	–		31,041

Total operating revenues	12,400,955	12,471,113	6,397,137	–		31,269,205

Cost of goods and services
Cost of goods and services	7,616,221	5,698,074	2,813,240	–		16,127,535

Gross profit	4,784,734	6,773,039	3,583,897	–		15,141,670

Operating expenses
Selling, general and administrative	2,199,609	1,394,047	785,279	–	(G)	4,378,935
Professional services	3,357,877	–	–	–		3,357,877
Salaries, benefits and related expenses	3,567,535	865,293	400,089	–		4,832,917
Stock-based compensation	7,279,363	–	–	–		7,279,363
Depreciation and amortization expense	61,708	–	–	–		61,708
Derivative expense – contingent compensation	5,400,559	–	–	–		5,400,559
Depreciation	–	6,552	32,244	–		38,796

Total operating expenses	21,866,651	2,265,892	1,217,612	–		25,350,155

Income from operations (loss)	(17,081,917)	4,507,147	2,366,285	–		$(10,208,485)

Other income (expense)
Bad debt expense	(151,169)	–	–	–		(151,169)
Amortization of debt discount - warrant	–	–	–	(487,484)	(F)	(487,484)
Unrealized gain on derivative liabilities	1,627,177	–	–	–		1,627,177
Unrealized loss on marketable securities	(1,792,569)	–	–	–		(1,792,569)
Interest expense		–	–	(933,808)		(933,808)
Interest expense	(160,195)	–	–	(2,007,592)	(E)	(2,167,787)

Total other expense	(476,756)	–	–	(3,428,884)		(3,905,640)

Income (loss) before income tax expense	(17,558,673)	4,507,147	2,366,285	(3,428,88476)		(14,114,125)

Income tax benefit (expense)	582,931	–	–	(2,500,000)	(D)	(1,917,069)

Net (loss) income	(16,975,742)	4,507,147	2,366,285	(5,928,884)		(16,031,194)

Earnings (loss) per share attributable to common shareholders:
Weighted average number of shares outstanding - basic and diluted	33,740,557	–	–	2,091,241		35,831,798

Basic and diluted earnings (loss) per share	$(0.50)	–	–	$–	(I)	$(0.50)

See notes to the unaudited pro forma condensed combined financial information

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Medicine Man Technologies, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Medicine Man Technologies, Inc., SB Arapahoe, LLC and KEW, LLC. The unaudited pro forma condensed combined financial information is presented as if the transaction had been completed on January 1, 2019 with respect to the unaudited pro forma condensed combined statements of operations for each of the nine months ended September 30, 2020 and for the year ended December 31, 2019 and on September 30, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the transactions.

We have accounted for the acquisition in this unaudited pro forma condensed combined financial information using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are factually supportable and directly attributable to the transaction. Pro forma adjustments reflected in the pro forma condensed combined statements of operations are based on items that are factually supportable, directly attributable to the transaction and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the transaction, including potential synergies that may be generated in future periods.

Note 2. Description of the Transaction

On March 3, 2021, Medicine Man Technologies, Inc. operating its business under the trade name Schwazze (the “Company”) consummated the Agreements with Arapahoe and Commerce City. The aggregate purchase price for both entities is $47,050,566, which comprised of cash, seller notes, and stock in Medicine Man, Inc. In March 2021, the Company acquired the net assets of three other companies, which are not included in the unaudited pro forma condensed financial information presented.

Note 3. Purchase Price Allocation

The fair value of the consideration transferred was valued as of the date of the acquisition as follows. The source of the cash that funded the purchase was debt taken out by Medicine Man and preferred stock issuance prior to the acquisition.

SB Arapahoe LLC and KEW LLC Purchase Consideration

Cash	$16,729,931
Seller Notes	16,729,931
Stockholders’ Equity	13,590,704
Total Purchase Consideration	$47,050,566

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The preliminary allocation for the consideration recorded for the acquisition is as follows if the acquisition had taken place as of September 30, 2020:

Current Assets	$597,562
Property and Equipment	20,898
Goodwill	46,832,106
Loyalty Points Liability	(400,000)
Total	$47,050,566

The purchase price allocation is preliminary. The purchase price allocation will continue to be preliminary until a third-party valuation is finalized and the fair value and useful life of the assets acquired is determined. The amounts from the final valuation may significantly differ from the preliminary allocation.

Note 4. Pro Forma Adjustments

The following pro forma adjustments give effect to the transaction.

Unaudited Pro Forma Condensed Combined Balance Sheet – As of September 30, 2020

Note A	To remove Arapahoe and KEW assets, liabilities, and equity not purchased pursuant to the asset purchase agreements.

Note B

To record purchase consideration and transaction financing.

The purchase consideration included cash, seller notes, and Medicine Man, Inc., stock. There were warrants associated with the seller notes that the Company determined required equity treatment. The exercise price was $1.20 per share and exercisable within five years from the acquisition date. The Company evaluated the warrants for liability or equity classification and concluded the warrants should be accounted for as equity. The Company determined the total fair value of the warrants to be $3,915,289, which will be amortized over the term of the notes. The warrant amount presented on the pro forma schedule of $2,437,428 was calculated based on a pro-rata allocation for Arapahoe and KEW.

The Company sold an aggregate of 17,915.82 shares of the Company’s Series A preferred stock, par value $0.001 per share having the rights, preferences and privileges set forth in the securities purchase agreements, including the conversion of such Preferred Stock into shares of the Company’s common stock, par value $0.001 per share. Such purchase and sale of Preferred Stock shall take place in a single closing subject to the terms and conditions of this Agreement. The preferred stock amount presented on the pro forma schedule was calculated based on a pro-rata allocation for Arapahoe and KEW.

Note C	To record assets acquired and liabilities assumed from Arapahoe and KEW at preliminary estimated fair value. The Company has not completed its purchase price allocation and the amounts noted are preliminary.

Unaudited Pro Forma Condensed Combined Statement of Operations – For The Nine Months Ended September 30, 2020

Note D	To record provision for income tax based on an estimated effective tax rate of 24% applied to income taxable under IRC Section 280E.

Note E	To record interest on seller note of 12% per annum.

Note F	To record amortization of debt discount related to warrant. The amortization amount presented on the pro forma schedule was calculated based on a pro-rata allocation for Arapahoe and KEW and a five year life.

Note G	No proforma adjustments are recorded as it relates to the license expense incurred to use the Starbuds trade name and branding. The license expense is considered to be a reasonable approximation of the expense to continue to use such assets.

Note H	To record interest on Altmore note of 15% per annum

Note I	The basic and diluted loss per share was calculated by subtracting the preferred dividends from the net loss and dividing by the weighted average number of shares outstanding.

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Unaudited Pro Forma Condensed Combined Statement of Operations – For The Year Ended December 31, 2019

Note D	To record provision for income tax based on an estimated effective tax rate of 24% applied to income taxable under IRC Section 280E.

Note E	To record interest on seller note of 12% per annum.

Note F	To record amortization of debt discount related to warrant. The amortization amount presented on the pro forma schedule was calculated based on a pro-rata allocation for Arapahoe and KEW and a five year life.

Note G

No proforma adjustments are recorded as it relates to the license expense incurred to use the Starbuds trade name and branding. The license expense is considered to be a reasonable approximation of the expense to continue to use such assets.

Note H	To record interest on Altmore note of 15% per annum

Note I	The basic and diluted loss per share was calculated by subtracting the preferred dividends from the net loss and dividing by the weighted average number of shares outstanding.

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